UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 24, 2004

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                  000-07539               13-2599131

(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
   of Incorporation                                     Identification Number)

                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666


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ITEM 5.02      OTHER EVENTS.

(a) On August 24, 2004, Action by Consent in Writing of the Board of Directors increased the membership of the Board of Directors to five (5) persons and appointed Robert W. VanHellemont as a Director of the Company. Text of the press release dated August 24, 2004 titled "WindsorTech Announces New Board Member" is furnished as Exhibit 99.1. Text of the "Action by Consent in Writing of the Board of Directors" is furnished as Exhibit 99.2.

(b) The following exhibits are being filed or furnished with this report:

Exhibit 99.1   a.   Text  of  press  release  issued  by WindsorTech, Inc. dated
                    August 24, 2004,  titled  "WindsorTech,   Inc. Announces New
                    Board Member."

Exhibit 99.2   a.   Action by Consent in Writing of the Board  of  Directors  of
                    Windsortech, Inc. approving the increase of the Board of Directors to five (5) persons and the appointment of Robert
                    W. VanHellemont as a Director.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WINDSORTECH, INC.


Date: August 26, 2004                       By: /S/  Edward L. Cummings
                                            -----------------------------
                                            Edward L. Cummings
                                            Vice President, Treasurer and
                                            Chief Financial Officer



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